Financial instruments and fair values	6 Months Ended
Jun. 30, 2026
Notes and other explanatory information [abstract]
Financial instruments and fair values

Note 16. Financial instruments and fair values

Classes and categories of financial instruments

The following table provides information on categories of financial instruments based on their characteristics and nature:

	As of June 30, 2026		As of December 31, 2025
(SEK in thousand)	Fair value through Consolidated Statements of Loss and Other Comprehensive Loss	Amortized cost	Fair value through Consolidated Statements of Loss and Other Comprehensive Loss	Amortized cost
Financial assets
Deposits	-	3,276	-	2,573
Trade receivables	-	27,680	-	21,015
Accrued income	-	61,289	-	29,516
Other receivables	-	28,862	-	38,499
Cash	-	747,601	-	278,825

Financial liabilities
Loans and borrowings (current and non-current)	-	49,302	-	16,240
Convertible debentures	-	-	-	207,716
Lease liabilities	-	732,794	-	642,553
Trade and other payables	-	421,318	-	277,089
Liabilities associated with cash advances	-	389,423	-	354,842
Warrant derivative liabilities	2,306,914	-	128,381	-
Embedded derivatives in convertible	-	-	4,603	-
Other liabilities	-	38,530	-	30,086
Accrued expenses	-	160,747	-	146,786

Deposits, trade receivables, accrued income, and other receivables

The reported value of deposits, trade receivables, accrued income, other receivables correspond to their fair value as the short maturity means that discounting does not have a significant effect.

Loans and borrowings

In 2025, Einride Norway AS, a subsidiary of Einride, obtained a term loan facility from Pareto Bank ASA for a principal amount of NOK 18 million. This loan has a maturity period of four years, with repayments structured over 16 quarterly periods, involving quarterly principal amortization of NOK 1 million (NOK 4 million annually). The interest rate is variable, set at NIBOR 3M plus a margin of 5%, and is reviewed and updated at the inception of each quarter.

During the 6-month period ended June 30, 2026 the Company has entered into several contracts for installment loans financing acquisitions of electric trucks, totaling SEK 33,906 thousand, a non-cash event as the inception of the loans did not trigger any exchange of cash.

The loans are paid back monthly and over a period of 60 months. The repayment of the loans are divided into three different steps;

●	step 1 (period 1-11) a fixed amount per month equal to a 1/60 of the total credit amount;

●	step 2 (period 12) a large one-time amortization as a “step-up payment” to reach an aggregated level of repayment of 43.5%

●	step 3 (period 13-60) a new, lower, fixed rate equal to a 1/48 of the remaining credit amount after the accelerated payment made in period 12.

The effective interest rate for the contracts are within the range of 5.26 - 5.36%. During the six-month period ended June 30, 2026, the Company made repayments of SEK 1,661 thousand and paid interest of SEK 442 thousand.

Convertible promissory note (convertible debenture)

In September 2024, Einride issued convertible debentures in USD with a term of 24 months. These debentures converted into equity in April 2025.

In May 2025, the Group issued further convertible debentures with a maturity date in May 2027. These debentures were converted into equity in June 2026, as a consequence of the reverse recapitalization. The total amount recognized in equity on conversion, a non-cash transaction, was SEK 240,297 thousand, comprising share capital of SEK 11 thousand and share premium of SEK 240,286 thousand. No gain or loss arose on conversion, which was effected in accordance with the original contractual terms (see Note 21).

Trade and other payables, other liabilities, and accrued expenses

The trade and other payables consist mainly of outstanding amounts for purchases and running costs. No interest is charged on trade and other payables before the due date. After the due date, interest on late payments is charged in accordance with prevailing laws and practices in the relevant country. The Group has financial risk management policies to ensure that all liabilities are paid within the predetermined credit terms.

The carrying amount of trade and other payables, other liabilities, and accrued expenses corresponds to their fair value as the short maturity means that discounting does not have a significant effect.

Liabilities associated with cash advances

In September 2024, the Group entered into an agreement with a financial institution for a factoring facility. This facility enabled the Group to sell its outstanding customer invoices and finance future invoicing under the Group’s customer contracts.

The Group’s assessment of the agreement with the financial institution is that all risks and rewards, including the credit risk, are transferred. The liability for the payments received from the financial institution are recognized in the current liabilities in the Liabilities associated with cash advances financial statement caption.

The carrying amount of the Liabilities associated with cash advances corresponds to their fair value as the short maturity means that discounting does not have a significant effect.

Fair value of the Group’s financial liabilities measured at fair value on a recurring basis

Certain of the Group’s financial assets and financial liabilities are measured at fair value at the end of each reporting period. The table below contains information on how the fair values of these financial assets and financial liabilities are determined (in particular the valuation techniques and inputs used).

Financial liabilities		As of June 30,	As of December 31,
(SEK in thousand)	Level	2026	2025
Non-current derivative, warrants to investor	3	4,432	128,381
Non-current derivative, warrants related to the PIPE transactions	3	605,379	-
Non-current derivative, warrants to customer	3	669,465	-
		1,279,275	128,381
Current Embedded derivatives	3	-	4,603
Current derivative, warrants to investor	3	-	-
Current derivative, warrants related to the PIPE transactions	3	225,053	-
Current derivative, warrants to the SPAC transactions	3	215,310	-
Current derivative, warrants to customer	3	587,275	-
		1,027,638	4,603
		2,306,914	132,984

There were no transfers between level 1, 2, 3 liabilities during any periods presented.

Embedded derivatives

Relate to conversion options embedded within the convertible debentures issued in May 2025. Under the terms of the conversion option, the option could be converted into Series C preference shares of the Group. The conversion option could be exercised upon the occurrence of specific events, such as a change in control. The conversion option was valued using a Monte Carlo simulation model, where the value of the underlying equity of the Group was simulated with distinct probabilities attached to the various events, where the conversion option becomes exercisable. The highest probability was assumed for the event where the Group’s securities become publicly traded. The remaining conversion events were assumed at 15% probability cumulatively. No conversion event occurring was assigned a probability of 5%. The derivative was de-recognized in June 2026 as a part of the conversion of the convertible debenture.

Warrants

All classes of warrant issued or assumed by the Group (investor, PIPE, SPAC and customer warrants as described below) have an exercise price denominated in USD while the Group’s functional currency is SEK and are subject to reset and/or anti-dilution adjustments. They therefore fail the fixed-for-fixed condition in IAS 32 and are classified as derivative financial liabilities measured at fair value through profit or loss, with fair value changes recognized in “Net gains on financial liabilities measured at fair value” and related transaction costs expensed as incurred. All classes are categorized within Level 3 of the fair value hierarchy because there is no observable market for the instruments and expected volatility is a significant unobservable input. Fair values are determined at each reporting date by an independent external valuation specialist and are reviewed by management each reporting period. There were no transfers between levels of the fair value hierarchy during the period; transfers are recognized at the end of the reporting period in which they occur. All classes are measured using the same expected volatility assumption of 37.0% at June 30, 2026, derived from the historical volatility of a peer group as the Company’s own trading history is less than one month.

The terms and inputs specific to each class are set out below.

Warrant liability investor

In March 2022, Einride issued 2,169,008 warrants to an anchor investor as consideration, free of charge, as part of a transaction linked to a capital raising round. The fair value of the warrants is determined through a valuation performed by an external party, utilizing the Black-Scholes option pricing model. Key inputs used in this valuation as of June 30, 2026, include:

	June 30, 2026	December 31, 2025
Exercise price in USD	21.58	21.58
ADS price in USD *)	8.65	14.55
Expected volatility	37.0%	37.0%
Risk-free rate	4.14%	3.50%
Remaining term (years)	2.25	2.75

*	) The ADS price for the period ending December 31, 2025, is not an ADS price but the implied share price used in the Black-Sholes valuation.

The table above has been retroactively adjusted to reflect this stock split for all periods presented. The investor is entitled to ordinary shares at a ratio of 3.15 for each warrant.

Warrant liability PIPE financing

On June 9, 2026, concurrently with the consummation of the Business Combination, the Company completed a PIPE financing under subscription agreements dated February 26, 2026, issuing 14,188,891 ADSs and 18,353,130 PIPE Warrants for aggregate gross proceeds of SEK 1,060,755 thousand. The Company also granted the investors contractual rights to receive (i) up to 6,117,710 Additional Warrants, if on June 9, 2028 the investor still beneficially owns a specified number of ADSs, and (ii) a variable number of Reset Warrants, if the volume-weighted average price (“VWAP”) of the ADSs on the reset measurement date described below is less than USD 10.90, in each case with terms substantially identical to the PIPE Warrants.

Each warrant entitles the holder to acquire one ADS at an exercise price of USD 10.90 at any time through June 9, 2031, for cash or, at the holder’s option (and mandatorily at expiry), on a net-share basis; the Company cannot be required to pay cash on settlement. The exercise price is subject to (i) a one-time downward reset to the 20-trading-day VWAP measured on the 21st trading day following the six-month anniversary of effectiveness of the resale registration statement, subject to a floor of USD 5.00, with the number of ADSs issuable adjusted so that aggregate exercise proceeds are unchanged, and (ii) reduction to the price of any subsequent share issuance below the then-current exercise price, subject to exempt-issuance exceptions and a USD 0.5 million cumulative threshold. Exercise is subject to a holder-elected beneficial ownership cap of 4.9%, 9.9% or 19.9% of the outstanding ADSs.

The PIPE Warrants and the day-one rights to Additional and Reset Warrants are derivative financial liabilities measured at fair value through profit or loss (Note 16). Of the gross proceeds of SEK 1,067,671 thousand, SEK 917,377 thousand was allocated to the derivative financial liabilities at their initial fair values, and the remaining amount of SEK 150,294 thousand was allocated to the 14,188,891 ADSs and recognized in equity. Transaction costs of SEK 42,707 thousand were allocated in proportion to the allocated proceeds; SEK 36,695 thousand attributable to the warrant liabilities was expensed, and SEK 6,012 thousand attributable to the ADSs was recognized as a deduction from equity.

Translated at the exchange rates on the dates of receipt in the cash flow; the corresponding gross proceeds above of SEK 1,067,671 thousand are translated at the Closing Date rate, a difference of SEK 6,916 thousand.

The fair values are determined at each measurement date by an independent external valuation specialist using a Monte Carlo simulation, which captures the path-dependent exercise-price reset and the market-price contingency governing the number of Reset Warrants issuable; a single reset is assumed to occur 0.5 years after issuance. The fair value of the rights to Additional Warrants reflects a 10% discount for the 24-month ownership condition. The measurements are categorized within Level 3 because expected volatility is a significant unobservable input. Valuations are reviewed by management each reporting period. There were no transfers between levels of the fair value hierarchy during the period; transfers are recognized at the end of the reporting period in which they occur. Key valuation inputs were:

	June 9, 2026	June 30, 2026
Exercise price in USD	10.90	10.90
ADS price in USD	9.55	8.65
Expected volatility	37.0%	37.0%
Risk-free rate	4.17%	4.19%
Remaining term (years)	5.00	4.94

An increase in expected volatility of 5%, with other inputs unchanged, would increase the liabilities and loss before tax by SEK 85,742 thousand, of which SEK 62,506 thousand relates to the PIPE Warrants, SEK 14,284 thousand to the rights to Additional Warrants and SEK 8,952 thousand to the rights to Reset Warrants. A decrease in expected volatility of 5%, with other inputs unchanged, would decrease the liabilities and loss before tax by SEK 83,864 thousand, of which SEK 60,716 thousand relates to the PIPE Warrants, SEK 14,294 thousand to the rights to Additional Warrants and SEK 8,854 thousand to the rights to Reset Warrants. A decline in the ADS price toward the USD 5.00 floor reduces the value of each PIPE Warrant but increases the expected number of Reset Warrants issuable, partially offsetting within the total.

The movement in these Level 3 liabilities, all of which were outstanding at June 30, 2026, was:

(SEK in thousand)	PIPE warrants	Rights to additional Warrants	Right to reset Warrants	Total
Recognized on issue (June 9, 2026)	671,040	201,199	45,138	917,377
Net (gains)/losses recognized in profit or loss	(87,502)	(61,313)	32,012	(116,803)
Foreign currency translation adjustment	21,840	6,548	1,469	29,857
As of June 30, 2026 (Level 3)	605,379	146,434	78,619	830,431

Warrant liability SPAC

The SPAC Warrants comprise the warrants issued to replace the former Legato III Public Warrants and Private Placement Warrants assumed by the Company in the Reverse Recapitalization (Note 21). Each whole SPAC Warrant entitles the holder to purchase one ADS at an exercise price of USD 11.50 and became exercisable upon the Closing, with terms otherwise substantially identical to the original Legato III Warrants. The SPAC Warrants are classified and measured as described under “Warrants” above. Fair value is estimated using a Monte Carlo simulation, which captures the redemption (call) feature and the contingent adjustment to the exercise price. As of June 30, 2026, 10,340,313 SPAC Warrants were outstanding with an aggregate fair value of SEK 215,310 thousand. Key valuation inputs at June 30, 2026 were:

	June 9, 2026	June 30, 2026
Exercise price in USD	11.50	11.50
ADS price in USD *)	9.76	8.65
Expected volatility	37.0%	37.0%
Risk-free rate	3.62%	4.15%
Remaining term (years)	5.00	4.94
Redemption (call) threshold in USD	18.00	18.00
Fair value per warrant in USD	2.78	2.14

*	) The ADS price for June 9, 2026, is not an ADS price but the implied share price used in the Monte Carlo valuation model.

A significant increase in volatility in isolation would result in a significant change in fair value. As of June 30, 2026, if equity volatility were to increase by 5 percentage points (to 42.0%), the total fair value of SPAC warrants would increase to approximately SEK 241,469 thousand, representing an increase (12.0%) in fair value of approximately SEK 26,159 thousand. If equity volatility were to decrease by 5 percentage points (to 32.0%), the total fair value of warrants would decrease to approximately SEK 189,151 thousand, representing a decrease (12.3%) in fair value of approximately SEK 26,159 thousand.

The movement in these Level 3 liabilities, all of which were outstanding at June 30, 2026, was:

(SEK in thousand)	SPAC warrants
Warrant liabilities assumed on Closing (June 9, 2026)	270,886
Net gains recognized in profit or loss	(64,392)
Foreign currency translation adjustment	8,816
As of June 30, 2026 (Level 3)	215,310

Warrant liability customer

The customer warrants are classified and measured as described under “Warrants” above. Fair value is estimated using a Monte Carlo simulation because of the path dependency arising from the exercise-price reset and anti-dilution features. Following the PIPE issuance the exercise price was recalculated to USD 6.32 per share at June 30, 2026. Key valuation inputs were:

	March 18, 2026	June 30, 2026
Exercise price in USD	7.41	6.32
ADS price in USD	9.76	8.65
Underlying equity value in USD million	1,620	1,242
Expected volatility	37.0%	37.0%
Risk-free rate	4.05%	4.43%
Remaining term (years)	10.00	9.71

A significant increase in volatility in isolation would result in a significant change in fair value. As of June 30, 2026, if equity volatility were to increase by 5 percentage points (to 42.0%), the total fair value of customer warrants would increase to approximately SEK 1,318,137 thousand, representing an increase (4.9%) in fair value of approximately SEK 61,397 thousand. If equity volatility were to decrease by 5 percentage points (to 32.0%), the total fair value of warrants would decrease to approximately SEK 1,195,245 thousand, representing a decrease (4.9%) in fair value of approximately SEK 61,494 thousand.

Risk management strategy

The Group’s activities expose it to a variety of financial risks including market risk (foreign exchange risk and interest rate risk), credit risk and liquidity risk.

The interim financial statements do not include all financial risk management information and disclosures required in annual financial statements and should be read in conjunction with the Group’s annual financial statements for the year ended December 31, 2025.

There have been no changes in any risk management policies since December 31, 2025.